UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JTD
Nuveen Tax-Advantaged Dividend Growth Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund’s investment portfolio is managed by three affiliates of Nuveen, LLC: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management (NAM). James R. Boothe, CFA, serves as portfolio manager for the Santa Barbara dividend-growth equity strategy. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. Keith B. Hembre, CFA, and David A. Friar oversee the call option program from NAM.

Here the team discusses economic and financial market conditions, their management strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2017.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

Stock markets around the world enjoyed a banner year, with the S&P 500® Index rising 21.83%, Dow Jones Industrial Average returned 28.11% and NASDAQ-100 Index returned 32.99%. International equity returns were also strong, with the MSCI EAFE Index returning 25.03%, the MSCI ACWI ex-U.S. Index 27.19% and the MSCI Emerging Markets Index 37.28%. A favorable macroeconomic backdrop drove returns, including the first period of synchronized global economic growth in nearly a decade. Manufacturing and international trade led the growth, along with easy central bank monetary policies, increasing corporate earnings and rising global demand. In the U.S., evidence of faster growth and much anticipated tax reform further strengthened business confidence and drove markets higher. Corporate earnings enjoyed a strong upturn and exceeded expectations. Although the threat of global deflation has receded, falling unemployment and faster growth have not yet translated into significantly higher inflation on a global basis. While the Fed raised rates for a third time in December 2017, most major central banks remain in hyper accommodative mode. As a result, bond yields remained suppressed, helping fuel higher equity valuations. Within sectors, information technology, materials and consumer discretionary led the way in 2017, while real estate, telecommunications services and energy lagged. In the style race, large cap stocks dominated and growth outperformed value. In international markets, the most notable change was Japan, which outperformed solidly since early September 2017, thanks to the industrials and consumer discretionary sectors. While relative performance declined in the euro area and emerging markets, most markets delivered solid returns for the reporting period.

During the reporting period, fixed-income assets continued to perform well. The flattening trend strengthened over the last several months of 2017, as longer-term Treasury yields declined more than short- to intermediate-term yields. The year-over-year yield change reflects the flattening of the yield curve in 2017, as 2- and 5-year maturities rose 70 and 28 basis points (bps), respectively, while 30-year maturities declined by 33 bps; the 10-year yield was stable, declining only 4 bps in 2017. The preferred securities market was one of the strongest performers within the fixed income asset class as measured by the ICE BofAML Fixed Rate Preferred Securities Index which returned 10.58%. The performance

6	NUVEEN

was also helped by a favorable credit environment for U.S. bank credits and supply/demand dynamics, little new supply coupled with numerous redemptions in the $25 par market along with retail and institutional flows into the preferred market.

Levered loan credit performance was positive for the reporting period against the backdrop of a strengthening U.S. economy, which was supported by steady consumer spending, improving corporate earnings, stable U.S. government spending and a low inflationary environment. In terms of consumption, the economy continued to benefit from low interest rates, stabilizing energy prices, as well as low unemployment with modestly improving hourly wages. The fundamental landscape for levered credit remains constructive and technicals remain supportive given strong institutional demand.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund invests primarily in dividend paying common stocks of mid to large cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid to large cap companies, and will write (sell) call options on various equity market indexes. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

In the equity portion of the Fund’s portfolio, the Fund maintained a consistent strategy seeking to provide a higher dividend yield and a lower price volatility than the S&P 500® Index. The Fund achieved this by focusing on high quality companies that are growing their dividends.

The fixed-income portion of the Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt or preferred securities offered by a particular company. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside risk management.

The Fund also wrote call options on various indexes, led by the NAM team, with average expirations between 30 and 90 days. This is done in an effort to enhance returns, although it means the Fund may relinquish some of the upside potential of its equity portfolio.

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2017. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ending December 31, 2017, the Fund’s common shares at NAV outperformed the S&P 500® Index and its Blended Index.

Santa Barbara

In the equity portion of the Fund managed by Santa Barbara, stock selection effects were the primary driver of outperformance. These effects were seen most prominently in the technology and health care sectors. Holdings in the energy and consumer discretionary sectors were the two main detractors from relative performance.

Individual holdings that contributed to performance included technology sector holding Apple, Inc. During the reporting period the company reported growing iPhone average selling prices and record Mac revenue. The company guided to expanding gross margins due to improved mix and cost efficiencies despite seasonality and currency headwinds. Santa Barbara believes strong trends paired with improving margin mix and the possibility of cash repatriation under

NUVEEN	7

Portfolio Managers’ Comments (continued)

new tax rules position the company for long-term performance. In addition, health care holding UnitedHealth Group Incorporated and AbbVie Inc. were top contributors. UnitedHealth Group has produced sales growth above consensus forecasts due to stronger than expected premiums. UnitedHealth’s management team has maintained a positive outlook, highlighting new and retained business in the benefits and supportive care division. AbbVie Inc. the specialty biopharmaceuticals company also positively contributed to performance. A manufacturer of a potential Humira biosimilar announced that their petition to invalidate one of the drug’s important patents was denied by the U.S. Patent and Trademark Office. This news reinforced investors’ hopes that Humira’s patents would protect it from generic competition for another several years. This gives management additional time to continue developing their pipeline and leverage sales from other drugs.

Individual holdings that detracted from performance included financial sector holding Discover Financial Services. During the reporting period, management disappointed on earnings as a result of higher loss provisioning in the context of strong loan growth. Additionally, the competition in the credit card space for the best rewards program has proved costly. Also detracting from performance was WPP Group PLC, the U.K. media and advertising agency. While results for the third quarter were in line with expectations, management revised topline growth down in the face of a spending pause from U.S. clients who are digesting legislative and monetary policy risks. In particular, consumer product management teams are re-examining all line items, especially marketing budgets, after increased investor scrutiny. Santa Barbara continues to monitor the entire industry for any fundamental changes to business dynamics, but Santa Barbara is confident that management’s long-term strategy and execution track record will drive long-term performance. Lastly, consumer discretionary holding Nielsen Holdings PLC detracted from performance. The company missed expectations for revenue and earnings in the reporting period. Santa Barbara thinks the company has a competitive advantage and will drive earnings in an improving market; in the interim Santa Barbara continues to monitor the industry for larger structural risks.

NWQ

In the portion of the Fund managed by NWQ, all sectors positively contributed to performance. A top contributor to performance for the reporting period was a Viacom Inc. senior note. In November 2017, Viacom worked on its debt reduction efforts by announcing a $1 billion tender offer. Credit spreads tightened upon this announcement as gross leverage declined to under 3.5x after the tender offer. The long duration of the note also contributed to performance as long term interest rates declined during the reporting period. Another top contributor to performance was Kindred Healthcare Inc. senior note. The company provides a range of healthcare services that includes operating hospitals, nursing centers, institutional pharmacies and contract rehabilitation services throughout the United States. The price of the senior note jumped after the company announced in mid-December 2017 that it has entered into a definitive agreement to be acquired by a consortium of three companies (TPG, Welsh Carson and Humana). Given that this senior note is not callable nor does it carry a change of control covenant, it is expected to be taken out at make-whole price after the deal closes (expected summer of 2018, subject to shareholder and regulatory approvals). NWQ expects to use the notes as a source of funds as needed when they trade closer to the make-whole price. Lastly, Huntington BancShares Inc. also contributed to performance. During the reporting period, the regional bank completed its acquisition of FirstMerit becoming the largest bank in Ohio and announced it was raising its dividend.

Several individual positions detracted from performance including the preferred stock of JPMorgan Chase & Company (JPM). The preferred stock detracted as debate continued regarding whether the bank will redeem its fixed-to-float preferred stock that will be callable in April 2018. If JPM redeems and refinances this preferred stock with another preferred stock, the re-finance need could have an impact to the current demand/supply dynamic. If they don’t redeem, the preferred may trade closer to $100.00 when the coupon becomes floating rate. The investment in the preferred stock of telecommunication services holding Frontier Communications Corporation, also detracted from performance. The company acquired assets from Verizon in California, Texas and Florida two years ago and the integration has gone

8	NUVEEN

worse than expected. NWQ eliminated the position during the reporting period. Lastly, Dish DBS Corporation senior notes lagged performance during the reporting period. The drivers of the underperformance were continued concerns about a pending buildout of a wireless network. These concerns were augmented with potentially fewer buyers of spectrum as merger discussions took place between Sprint and T-Mobile. Additionally, the company’s satellite TV business had results that were worse than expected. While NWQ shares some of these concerns, NWQ believes the bonds offer an attractive risk/reward particularly since the wireless spectrum has a value of up to two times the company’s debt outstanding.

NAM

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, stock market volatility remained near historic lows. As a result, the Fund maintained a lower overwrite percentage during most of the reporting period averaging around 25%. When the markets appreciated, the Fund was positioned to capture most of the upside potential. The options written were further out of the money, which helped performance as it enabled the Fund to capture a greater proportion of the market’s upside. However, overall the strategy slightly detracted from performance as the reporting period was marked by rising equity markets.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on performance during this reporting period.

As of December 31, 2017, the Fund’s percentages of leverage are shown in the accompanying table.

JTD
Effective Leverage*	30.71%
Regulatory Leverage*	30.71%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws	Paydowns	December 31, 2017	Average Balance Outstanding	Draws	Paydowns	February 28, 2018
$105,000,000	$11,000,000	$ —	$116,000,000	$105,391,781	$ —	$ —	$116,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

10	NUVEEN

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2017, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

NUVEEN	11

Common Share Information (continued)

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2017

	Per Share Regular Distributions		Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV [1,3]	Actual Full-Year Distribution Rate on NAV [2,3]	Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year						1-Year	5-Year
6/2007	$0.3100	$1.2400	$0.4996	$0.4213	$7.0468	6.86%	6.86%	25.24%	11.39%

[1]	Current distribution per share, annualized, divided, by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution represents a “managed distribution” rate.

The following table provides the Fund’s distribution sources as of December 31, 2017.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2017

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
43.10%	0.00%	56.90%	$1.2400	$0.5345	$0.0000	$0.7055

[1]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization is provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE REPURCHASES

During August 2017, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTD
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,450,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTD
Common share NAV	$18.07
Common share price	$17.58
Premium/(Discount) to NAV	(2.71)%
12-month average premium/(discount) to NAV	(6.33)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility, and dividend-paying stocks may not sustain their current dividends. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTD.

NUVEEN	13

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
JTD at Common Share NAV	25.24%	11.39%	7.99%
JTD at Common Share Price	36.10%	12.55%	9.83%
Blended Index	16.66%	11.68%	6.63%
S&P 500® Index	21.83%	15.79%	8.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	108.0%
$25 Par (or similar) Retail Preferred	14.7%
$1,000 Par (or similar) Institutional Preferred	12.0%
Corporate Bonds	4.0%
Convertible Preferred Securities	1.2%
Convertible Bonds	0.2%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	0.4%
Net Assets Plus Borrowings	144.3%
Borrowings	(44.3)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	4.4%
BBB	42.4%
BB or Lower	39.4%
N/R (not rated)	13.8%
Total	100%

Portfolio Composition

(% of total investments)

Banks	17.7%
Oil, Gas & Consumable Fuels	4.8%
Electric Utilities	4.5%
Pharmaceuticals	4.1%
Capital Markets	4.1%
IT Services	4.1%
Diversified Telecommunication Services	3.4%
Chemicals	3.4%
Software	3.3%
Health Care Providers & Services	2.8%
Containers & Packaging	2.7%
Biotechnology	2.6%
Insurance	2.5%
Beverages	2.5%
Food Products	2.4%
Wireless Telecommunication Services	2.4%
Technology Hardware, Storage & Peripherals	2.3%
Aerospace & Defense	2.3%
Household Products	2.2%
Media	1.9%
Industrial Conglomerates	1.9%
Other	19.4%
Repurchase Agreements	2.7%
Total	100%

Top Five Issuers

(% of total long-term
investments)

UnitedHealth Group Incorporated	2.8%
JPMorgan Chase & Company	2.4%
Microsoft Corporation	2.4%
Apple, Inc.	2.4%
Accenture Limited	2.2%

Country Allocation1

(% of total investments)

United States	70.1%
United Kingdom	7.1%
France	4.2%
Japan	3.7%
Canada	2.4%
Other	12.5%
Total	100%

1	Includes 1.1% (as percentage of total investments) in emerging market countries.

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Tax-Advantaged Dividend Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2018

16	NUVEEN

JTD

Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 140.1% (97.3% of Total Investments)

	COMMON STOCKS – 108.0% (75.1% of Total Investments)

	Aerospace & Defense – 3.3%

14,547	Lockheed Martin Corporation	$4,670,314
151,021	Safran SA, (2)	3,888,791
	Total Aerospace & Defense	8,559,105

	Automobiles – 1.5%

47,051	Daimler AG, (2)	3,982,161

	Banks – 13.1%

38,538	BOC Hong Kong Holdings Limited, (2)	3,904,431
217,933	Danske Bank A/S, (2)	4,245,902
83,342	JPMorgan Chase & Co., (3)	8,912,593
993,585	Lloyds Banking Group PLC	3,725,944
129,084	Swedbank AB, (2)	3,103,825
61,420	Toronto-Dominion Bank	3,597,984
113,880	Wells Fargo & Company, (4)	6,909,100
	Total Banks	34,399,779

	Beverages – 3.6%

61,831	Heineken NV, (2)	3,222,632
52,344	PepsiCo, Inc., (3)	6,277,092
	Total Beverages	9,499,724

	Biotechnology – 3.7%

73,552	AbbVie Inc., (3)	7,113,214
115,391	Grifols SA	2,644,762
	Total Biotechnology	9,757,976

	Capital Markets – 3.0%

7,223	BlackRock Inc.	3,710,527
54,103	Macquarie Group Limited, (2)	4,215,998
	Total Capital Markets	7,926,525

	Chemicals – 4.6%

141,868	Koninklijke DSM NV, (2)	3,387,808
39,262	Linde AG	849,708
24,196	Monsanto Company, (3)	2,825,609
32,125	Praxair, Inc., (4)	4,969,095
	Total Chemicals	12,032,220

	Containers & Packaging – 3.7%

76,843	Amcor Limited, (2)	3,690,001
49,900	Packaging Corp. of America	6,015,445
	Total Containers & Packaging	9,705,446

	Diversified Financial Services – 1.3%

38,889	Orix Corporation	3,297,009

	Diversified Telecommunication Services – 4.1%

189,315	AT&T Inc., (3)	7,360,567
134,008	HKT Trust and HKT Limited, (2)	3,414,778
	Total Diversified Telecommunication Services	10,775,345

NUVEEN	17

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Electric Utilities – 5.5%

46,895	NextEra Energy Inc., (4)	$7,324,530
366,447	Red Electrica Corporacion SA, (2)	4,100,542
171,195	Scottish and Southern Energy PLC, (2)	3,054,119
	Total Electric Utilities	14,479,191

	Electronic Equipment, Instruments & Components – 0.7%

30,426	Alps Electric Company, Limited, (2)	1,739,400

	Food Products – 1.2%

191,702	Groupe Danone, (2), (4)	3,214,843

	Health Care Equipment & Supplies – 1.2%

40,345	Medtronic, PLC, (3)	3,257,859

	Health Care Providers & Services – 3.9%

46,122	UnitedHealth Group Incorporated, (3), (4)	10,168,056

	Hotels, Restaurants & Leisure – 1.3%

158,250	Compass Group PLC, (2)	3,474,379

	Household Durables – 1.5%

22,700	Whirlpool Corporation, (4)	3,828,128

	Household Products – 3.2%

73,377	Colgate-Palmolive Company, (4)	5,536,295
146,805	Reckitt and Benckiser, (2)	2,790,763
	Total Household Products	8,327,058

	Industrial Conglomerates – 2.8%

47,207	Honeywell International Inc., (4)	7,239,666

	IT Services – 5.9%

53,292	Accenture Limited, (3), (4)	8,158,472
76,065	Fidelity National Information Services, (4)	7,156,956
	Total IT Services	15,315,428

	Machinery – 0.9%

27,452	Ingersoll Rand Company Limited, Class A	2,448,444

	Media – 2.3%

64,552	Comcast Corporation, Class A, (3)	2,585,308
37,104	WPP Group PLC, (4)	3,360,138
	Total Media	5,945,446

	Oil, Gas & Consumable Fuels – 6.8%

46,499	Chevron Corporation, (3), (4)	5,821,210
85,006	Enbridge Inc., (3)	3,324,585
52,314	Phillips 66, (4)	5,291,561
61,151	Total SA, Sponsored ADR	3,380,427
	Total Oil, Gas & Consumable Fuels	17,817,783

	Personal Products – 1.9%

52,046	L’Oreal, (2)	2,304,597
47,965	Unilever NV	2,654,383
	Total Personal Products	4,958,980

	Pharmaceuticals – 5.9%

11,031	Allergan PLC	1,804,451
26,802	Johnson & Johnson	3,744,775

18	NUVEEN

Shares	Description (1)			Value

	Pharmaceuticals (continued)

189,931	Pfizer Inc., (4)			$6,879,301
72,148	Sanofi-Aventis, (4)			3,102,364
	Total Pharmaceuticals			15,530,891

	Professional Services – 2.5%

114,784	Experian PLC, (2)			2,516,065
111,230	Nielsen Holdings PLC			4,048,772
	Total Professional Services			6,564,837

	Real Estate Management & Development – 0.8%

399,676	Capitaland Limited, (2)			2,111,408

	Road & Rail – 2.6%

50,692	Union Pacific Corporation, (4)			6,797,797

	Software – 4.8%

103,684	Microsoft Corporation, (4)			8,869,129
32,747	SAP SE, Sponsored ADR, (4)			3,679,453
	Total Software			12,548,582

	Specialty Retail – 2.4%

67,276	Lowe’s Companies, Inc., (3), (4)			6,252,631

	Technology Hardware, Storage & Peripherals – 3.4%

52,370	Apple, Inc., (3), (4)			8,862,575

	Trading Companies & Distributors – 2.0%

142,088	Itochu Corporation, (2)			5,305,125

	Wireless Telecommunication Services – 2.6%

236,156	KDDI Corporation, (2)			2,921,368
118,059	Vodafone Group PLC, Sponsored ADR, (4)			3,766,082
	Total Wireless Telecommunication Services			6,687,450
	Total Common Stocks (cost $186,978,414)			282,811,247

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 14.7% (10.2% of Total Investments)

	Banks – 4.2%

33,065	Boston Private Financial Holdings Inc.	6.950%	N/R	$848,117
4,615	Citigroup Inc.	8.125%	BB+	120,082
28,700	Citigroup Inc.	7.125%	BB+	827,995
8,700	Cobank Agricultural Credit Bank, 144A, (2)	6.250%	BBB+	941,775
2,209	Cobank Agricultural Credit Bank, (2)	6.125%	BBB+	225,318
29,100	Fifth Third Bancorp.	6.625%	Baa3	829,350
31,776	FNB Corporation	7.250%	Ba2	929,130
18,106	HSBC Holdings PLC	8.000%	BBB+	485,965
32,000	Huntington BancShares Inc.	6.250%	Baa3	900,480
32,975	KeyCorp Preferred Stock	6.125%	Baa3	953,637
25,700	People’s United Financial, Inc.	5.625%	BB+	727,824
41,202	Regions Financial Corporation	6.375%	BB+	1,171,373
56,493	U.S. Bancorp.	6.500%	A3	1,594,232
16,025	Western Alliance Bancorp.	6.250%	N/R	419,855
	Total Banks			10,975,133

	Capital Markets – 2.3%

6,700	Apollo Investment Corporation	6.875%	BBB–	174,669
19,850	B. Riley Financial Inc.	7.250%	N/R	505,381
36,400	Charles Schwab Corporation, (4)	6.000%	BBB	978,432

NUVEEN	19

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Coupon	Ratings (5)	Value

	Capital Markets (continued)

16,000	Cowen Group, Inc.	7.350%	N/R	$411,200
16,953	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	434,336
37,900	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	959,279
45,000	Morgan Stanley	7.125%	BB+	1,303,200
11,059	Oaktree Specialty Lending Corporation	6.125%	BB	280,124
32,600	Stifel Financial Corporation	6.250%	BB–	882,808
2,472	Triangle Capital Corporation	6.375%	N/R	62,146
	Total Capital Markets			5,991,575

	Consumer Finance – 0.8%

30,200	Capital One Financial Corporation	6.700%	Baa3	809,964
48,440	GMAC Capital Trust I	5.785%	B+	1,257,018
	Total Consumer Finance			2,066,982

	Diversified Financial Services – 0.6%

16,600	B. Riley Financial, Inc.	7.500%	N/R	428,778
35,300	KKR Financial Holdings LLC	7.375%	BBB	897,679
12,444	Main Street Capital Corporation	6.125%	N/R	314,335
	Total Diversified Financial Services			1,640,792

	Diversified Telecommunication Services – 0.5%

26,700	Qwest Corporation	7.000%	BBB–	634,392
26,000	Qwest Corporation	6.875%	BBB–	612,040
	Total Diversified Telecommunication Services			1,246,432

	Equity Real Estate Investment Trusts – 1.8%

11,327	Colony Northstar, Inc.	8.750%	N/R	300,958
3,975	Colony Northstar, Inc.	8.250%	N/R	101,045
31,350	DDR Corporation	6.500%	Ba1	786,885
10,288	Digital Realty Trust Inc.	7.375%	Baa3	274,381
31,651	Digital Realty Trust Inc.	6.625%	BB+	873,251
17,225	LaSalle Hotel Properties	6.300%	N/R	443,372
22,032	Senior Housing Properties Trust	5.625%	BBB–	556,749
18,620	Sunstone Hotel Investors Inc.	6.950%	N/R	487,658
33,530	VEREIT, Inc.	6.700%	BB	857,362
	Total Equity Real Estate Investment Trusts			4,681,661

	Food Products – 1.0%

550	CHS Inc.	7.875%	N/R	15,851
39,225	CHS Inc.	7.100%	N/R	1,073,196
56,210	CHS Inc.	6.750%	N/R	1,487,879
	Total Food Products			2,576,926

	Insurance – 1.9%

4,285	Arch Capital Group Limited	6.750%	BBB	107,082
32,616	Argo Group US Inc.	6.500%	BBB–	823,880
20,688	Kemper Corporation	7.375%	Ba1	539,543
39,825	Maiden Holdings Limited	8.250%	N/R	983,678
15,118	Maiden Holdings NA Limited	7.750%	N/R	369,257
26,934	National General Holding Company	7.500%	N/R	676,043
9,191	National General Holding Company	7.500%	N/R	230,235
15,875	Reinsurance Group of America Inc.	6.200%	BBB	436,880
16,000	Reinsurance Group of America, Inc.	5.750%	BBB	447,840
16,500	Torchmark Corporation	6.125%	BBB+	441,540
	Total Insurance			5,055,978

	Mortgage Real Estate Investment Trusts – 0.2%

14,385	Arbor Realty Trust Incorporated	7.375%	N/R	366,098
10,028	MFA Financial Inc.	8.000%	N/R	264,338
	Total Mortgage Real Estate Investment Trusts			630,436

20	NUVEEN

Shares	Description (1)	Coupon		Ratings (5)	Value

	Thrifts & Mortgage Finance – 0.7%

31,750	Federal Agricultural Mortgage Corporation	6.875%		N/R	$836,613
33,900	New York Community Bancorp Inc.	6.375%		Ba1	969,540
	Total Thrifts & Mortgage Finance				1,806,153

	U.S. Agency – 0.2%

4,750	Farm Credit Bank of Texas, 144A, (2)	6.750%		Baa1	521,313

	Wireless Telecommunication Services – 0.5%

48,000	United States Cellular Corporation	7.250%		Ba1	1,234,560
	Total $25 Par (or similar) Retail Preferred (cost $36,115,163)				38,427,941

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 12.0% (8.3% of Total Investments)

	Automobiles – 0.7%

$1,685	General Motors Financial Company Inc.	5.750%	N/A (6)	BB+	$1,735,264

	Banks – 6.9%

1,600	Bank of America Corporation	6.500%	N/A (6)	BBB–	1,818,000
1,700	CIT Group Inc., Series A	5.800%	N/A (6)	B+	1,751,000
875	Citigroup Inc.	5.800%	N/A (6)	BB+	906,719
1,475	Citigroup Inc.	6.250%	N/A (6)	BB+	1,626,925
825	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	858,000
275	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	302,228
2,039	General Electric Capital Corporation	5.000%	N/A (6)	A–	2,101,393
825	JPMorgan Chase & Company	7.900%	N/A (6)	BBB–	835,313
1,900	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	2,151,750
125	JPMorgan Chase & Company	6.100%	N/A (6)	BBB–	137,350
975	M&T Bank Corporation	6.450%	N/A (6)	Baa2	1,109,550
1,575	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	1,748,329
825	SunTrust Bank Inc.	5.625%	N/A (6)	Baa3	858,000
1,150	Wells Fargo & Company	5.875%	N/A (6)	BBB	1,273,682
475	Zions Bancorporation	7.200%	N/A (6)	BB–	536,156
16,639	Total Banks				18,014,395

	Capital Markets – 0.6%

500	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	531,250
850	Morgan Stanley	5.550%	N/A (6)	BB+	882,938
1,350	Total Capital Markets				1,414,188

	Consumer Finance – 0.8%

820	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	848,700
1,250	Discover Financial Services	5.500%	N/A (6)	BB–	1,287,500
2,070	Total Consumer Finance				2,136,200

	Energy Equipment & Services – 0.2%

500	Transcanada Trust	5.875%	8/15/76	BBB	541,250

	Food Products – 1.1%

2,600	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	2,912,000

	Insurance – 1.7%

895	Liberty Mutual Group, 144A	7.800%	3/15/87	Baa3	1,139,335
1,000	MetLife Inc.	10.750%	8/01/69	BBB	1,672,500
1,000	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	1,120,000
594	Symetra Financial Corporation, 144A	5.530%	10/15/37	Baa2	594,772
3,489	Total Insurance				4,526,607
$28,333	Total $1,000 Par (or similar) Institutional Preferred (cost $28,659,302)				31,279,904

NUVEEN	21

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 4.0% (2.8% of Total Investments)

	Banks – 0.4%

$125	Bank of America Corporation	6.300%	N/A (6)	BBB–	$141,250
625	Lloyds Bank PLC, 144A	12.000%	N/A (6)	BBB–	838,443
750	Total Banks				979,693

	Chemicals – 0.2%

275	A Schulman Inc.	6.875%	6/01/23	B	286,000
325	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	349,781
600	Total Chemicals				635,781

	Commercial Services & Supplies – 0.2%

250	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	263,438
350	R.R. Donnelley & Sons Company	6.500%	11/15/23	B	337,750
600	Total Commercial Services & Supplies				601,188

	Containers & Packaging – 0.2%

400	Sealed Air Corporation, 144A	6.875%	7/15/33	BB+	465,000

	Diversified Telecommunication Services – 0.3%

375	Frontier Communications Corporation	11.000%	9/15/25	B+	275,625
582	Qwest Corp.	6.875%	9/15/33	BBB–	557,652
957	Total Diversified Telecommunication Services				833,277

	Electric Utilities – 0.5%

1,160	Emera, Inc.	6.750%	6/15/76	BBB–	1,305,000

	Equity Real Estate Investment Trusts – 0.3%

825	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	794,063

	Food Products – 0.2%

400	Land O’ Lakes Incorporated, 144A	7.250%	N/A (6)	BB	436,000

	Health Care Providers & Services – 0.2%

430	Kindred Healthcare Inc.	8.000%	1/15/20	B–	465,883

	Machinery – 0.2%

400	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB	433,500

	Media – 0.3%

825	Dish DBS Corporation	7.750%	7/01/26	Ba3	867,281

	Metals & Mining – 0.1%

225	ArcelorMittal	7.500%	10/15/39	BB+	288,000

	Oil, Gas & Consumable Fuels – 0.1%

300	Enviva Partners LP / Enviva Partners Finance Corp.	8.500%	11/01/21	BB–	319,500

	Specialty Retail – 0.4%

900	L Brands, Inc.	6.875%	11/01/35	BB+	909,000

	Wireless Telecommunication Services – 0.4%

250	Altice Financing SA, 144A	7.500%	5/15/26	BB–	266,250
750	Viacom Inc.	6.875%	4/30/36	BBB	850,479
1,000	Total Wireless Telecommunication Services				1,116,729
$9,772	Total Corporate Bonds (cost $10,205,719)				10,449,895

22	NUVEEN

Shares	Description (1)	Coupon		Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.2% (0.8% of Total Investments)

	Banks – 0.8%

975	Bank of America Corporation	7.250%		BBB–	$1,286,025
700	Wells Fargo & Company	7.500%		BBB	916,993
	Total Banks				2,203,018

	Electric Utilities – 0.4%

14,100	NextEra Energy Inc.	6.371%		BBB	981,078
	Total Convertible Preferred Securities (cost $2,917,069)				3,184,096

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.2% (0.1% of Total Investments)

	Media – 0.2%

$675	Liberty Media Corporation	4.000%	11/15/29	BB	$469,125
$675	Total Convertible Bonds (cost $439,541)				469,125
	Total Long-Term Investments (cost $265,315,208)				366,622,208

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.8% (2.7% of Total Investments)

	REPURCHASE AGREEMENTS – 3.8% (2.7% of Total Investments)

$10,032	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $10,032,953, collateralized by $9,760,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $10,244,877	0.540%	1/02/18		$10,032,351
	Total Short-Term Investments (cost $10,032,351)				10,032,351
	Total Investments (cost $275,347,559) – 143.9%				376,654,559
	Borrowings – (44.3)% (7), (8)				(116,000,000)
	Other Assets Less Liabilities – 0.4% (9)				1,116,100
	Net Assets Applicable to Common Shares – 100%				$261,770,659

Investments in Derivatives

Options Written

Description (10)	Type	Number of Contracts	Notional Amount (11)	Exercise Price	Expiration Date	Value
NASDAQ 100® Index	Call	(20)	$(13,200,000)	$6,600	1/19/18	$(14,100)
NASDAQ 100® Index	Call	(45)	(30,150,000)	6,700	1/19/18	(12,150)
Russell 2000® Index	Call	(25)	(3,875,000)	1,550	1/19/18	(25,250)
Russell 2000® Index	Call	(50)	(8,000,000)	1,600	1/19/18	(4,750)
Russell 2000® Index	Call	(75)	(11,812,500)	1,575	1/19/18	(23,812)
S&P 500® Index	Call	(20)	(5,400,000)	2,700	1/19/18	(15,200)
Total Options Written (premiums received $202,186)		(235)	$(72,437,500)			$(95,262)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$52,500,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$653,720	$653,720

NUVEEN	23

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $108,758,416.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for investment policies. Ratings below BBB by Standard & Poor’s, Baa Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Borrowings as a percentage of Total Investments is 30.8%.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $269,509,538 have been pledged as collateral for borrowings.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options presented on the Statement of Assets and Liabilities.

(10)	Exchange-traded, unless otherwise noted.

(11)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

24	NUVEEN

Statement of Assets and Liabilities	December 31, 2017

Assets
Long-term investments, at value (cost $265,315,208)	$366,622,208
Short-term investments, at value (cost approximates value)	10,032,351
Cash	12,149
Unrealized appreciation on interest rate swaps	653,720
Receivable for:
Dividends	405,845
Interest	567,717
Reclaims	140,079
Other assets	54,645
Total assets	378,488,714
Liabilities
Borrowings	116,000,000
Call options written, at value (premiums received $202,186)	95,262
Payable for investments purchased	109,771
Accrued expenses:
Management fees	301,673
Interest on borrowings	27,647
Trustees fees	35,086
Other	148,616
Total liabilities	116,718,055
Net assets applicable to common shares	$261,770,659
Common shares outstanding	14,484,340
Net asset value (“NAV”) per common share outstanding	$18.07
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$144,843
Paid-in surplus	163,995,102
Undistributed (Over-distribution of) net investment income	(639,975)
Accumulated net realized gain (loss)	(3,796,955)
Net unrealized appreciation (depreciation)	102,067,644
Net assets applicable to common shares	$261,770,659
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

NUVEEN	25

Statement of Operations	Year Ended December 31, 2017

Investment Income
Dividends (net of tax withheld of $270,102)	$10,329,060
Interest	2,369,156
Other	51,941
Total investment income	12,750,157
Expenses
Management fees	3,366,048
Interest expense on borrowings	1,888,490
Custodian fees	60,421
Trustees fees	11,575
Professional fees	38,767
Shareholder reporting expenses	54,978
Shareholder servicing agent fees	336
Stock exchange listing fees	6,958
Investor relations expenses	63,689
Other	22,495
Total expenses	5,513,757
Net investment income (loss)	7,236,400
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	10,290,920
Options written	(2,925,422)
Swaps	(1,263,232)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	40,177,334
Options written	(276,760)
Swaps	1,947,613
Net realized and unrealized gain (loss)	47,950,453
Net increase (decrease) in net assets applicable to common shares from operations	$55,186,853

See accompanying notes to financial statements.

26	NUVEEN

Statement of Changes in Net Assets

	Year Ended 12/31/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$7,236,400	$7,865,130
Net realized gain (loss) from:
Investments and foreign currency	10,290,920	(780,583)
Options written	(2,925,422)	(6,922,256)
Swaps	(1,263,232)	5,665
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	40,177,334	15,375,546
Options written	(276,760)	214,001
Swaps	1,947,613	(204,562)
Net increase (decrease) in net assets applicable to common shares from operations	55,186,853	15,552,941
Distribution to Common Shareholders
From net investment income	(7,741,777)	(7,873,658)
Return of capital	(10,218,805)	(10,086,924)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,960,582)	(17,960,582)
Net increase (decrease) in net assets applicable to common shares	37,226,271	(2,407,641)
Net assets applicable to common shares at the beginning of period	224,544,388	226,952,029
Net assets applicable to common shares at the end of period	$261,770,659	$224,544,388
Undistributed (Over-distribution of) net investment income at the end of period	$(639,975)	$(296,454)

See accompanying notes to financial statements.

NUVEEN	27

Statement of Cash Flows	Year Ended December 31, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$55,186,853
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(53,443,481)
Proceeds from sales and maturities of investments	64,178,111
Proceeds from (Purchases of) short-term investments, net	7,011,108
Proceeds from (Payments for) closed foreign currency spot contracts	(647)
Proceeds from (Payments for) swap contracts, net	(1,263,232)
Premiums received (paid) for interest rate swaps	898,681
Premiums received for options written	7,062,393
Cash paid for terminated options written	(10,314,063)
Proceeds from litigation settlement	31,052
Amortization (Accretion) of premiums and discounts, net	6,571
(Increase) Decrease in:
Receivable for dividends	126,384
Receivable for interest	(90,466)
Receivable for investments sold	2,098,311
Receivable for reclaims	(40,051)
Other assets	(25,267)
Increase (Decrease) in:
Payable for investments purchased	(12,681,251)
Accrued management fees	32,471
Accrued interest on borrowings	16,660
Accrued Trustees fees	5,980
Accrued other expenses	35,082
Net realized (gain) loss from:
Investments and foreign currency	(10,290,920)
Options written	2,925,422
Swaps	1,263,232
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(40,177,334)
Options written	276,760
Swaps	(1,947,613)
Net cash provided by (used in) operating activities	10,880,746
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(3,908,015)
Proceeds from borrowings	11,000,000
Cash distributions paid to common shareholders	(17,960,582)
Net cash provided by (used in) financing activities	(10,868,597)
Net Increase (Decrease) in Cash	12,149
Cash at the beginning of period	—
Cash at the end of period	12,149

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,871,830

See accompanying notes to financial statements.

28	NUVEEN

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NUVEEN	29

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Ending NAV	Ending Share Price
Year Ended 12/31:
2017	$15.50	$0.50	$3.31	$3.81	$(0.53)	$(0.71)	$(1.24)	$18.07	$17.58
2016	15.67	0.54	0.53	1.07	(0.54)	(0.70)	(1.24)	15.50	13.93
2015	17.31	0.53	(0.88)	(0.35)	(1.29)	—	(1.29)	15.67	13.91
2014	17.18	0.66	0.69	1.35	(1.22)	—	(1.22)	17.31	16.15
2013	15.17	0.52	2.60	3.12	(1.11)	—	(1.11)	17.18	15.66

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017	$116,000	$3,257
2016	105,000	3,139
2015	100,000	3,270
2014	110,000	3,279
2013	101,000	3,464

30	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

25.24%	36.10%	$261,771	2.25%	2.95%	16%
6.93	9.22	224,544	2.05	3.46	19
(2.06)	(6.04)	226,952	1.98	3.11	23
7.98	11.33	250,655	1.95	3.80	32
21.11	16.16	248,903	2.00	3.18	33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2017	0.77%
2016	0.53
2015	0.46
2014	0.44
2013	0.49

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	31

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with its affiliates Santa Barbara Asset Management, LLC (“Santa Barbara”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. NAM is responsible for the writing of index call options on various equity market indices, while the Adviser manages the Fund’s investments in interest rate swap contracts.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities and, to a limited extent, write (sell) call options on various equity market indices.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other

32	NUVEEN

claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	33

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

34	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$212,222,311	$70,588,936	**	$—	$282,811,247
$25 Par (or similar) Retail Preferred	36,739,535	1,688,406	**	—	38,427,941
$1,000 Par (or similar) Institutional Preferred	—	31,279,904		—	31,279,904
Corporate Bonds	—	10,449,895		—	10,449,895
Convertible Preferred Securities	3,184,096	—		—	3,184,096
Convertible Bonds	—	469,125		—	469,125

Short-Term Investments:
Repurchase Agreements	—	10,032,351		—	10,032,351

Investments in Derivatives:
Options Written	(95,262)	—		—	(95,262)
Interest Rate Swaps***	—	653,720			653,720
Total	$252,050,680	$125,162,337		$—	$377,213,017
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	35

Notes to Financial Statements (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$26,666,281	7.1%
France	15,891,021	4.2
Japan	13,857,675	3.7
Canada	9,032,256	2.4
Other	47,107,659	12.5
Total non-U.S. securities	$112,554,892	29.9%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$10,032,351	$(10,032,351)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or

36	NUVEEN

purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on stock indexes, while investing in a portfolio that included equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(89,251,400)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(95,262)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(2,925,422)	$(276,760)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a cleaning house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be

NUVEEN	37

Notes to Financial Statements (continued)

received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$64,650,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$653,720	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$653,720	$—	$653,720	$—	$(653,720)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,263,232)	$1,947,613

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to

38	NUVEEN

pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in common shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $53,443,481 and $64,178,111, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$276,723,911
Gross unrealized:
Appreciation	$104,027,657
Depreciation	(4,097,009)
Net unrealized appreciation (depreciation) of investments	$99,930,648

Tax cost of options	$(95,262)
Net unrealized appreciation (depreciation) of options	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	653,720

Permanent differences, primarily due to real estate investment trust adjustments, foreign currency transactions, complex securities character adjustments, bond premium amortization adjustments, expiration of capital loss carryforwards and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2017, the Fund’s tax year end, as follows:

Paid-in surplus	$(10,548,879)
Undistributed (Over-distribution of) net investment income	161,856
Accumulated net realized gain (loss)	10,387,023

NUVEEN	39

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017
Distributions from net ordinary income[1]	$7,741,777
Distributions from net long-term capital gains	—
Return of capital	10,218,805

2016
Distributions from net ordinary income[1]	$7,873,658
Distributions from net long-term capital gains	—
Return of capital	10,086,924
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2017, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$2,913,336

During the Fund's tax year ended December 31, 2017, the Fund utilized $5,630,927 of its capital loss carryforward.
As of December 31, 2017, the Fund's tax year end, $10,449,914 of the Fund's capital loss carryforward expired.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	40,318
[2] Capital losses incurred from November 1, 2017 through December 31, 2017, the Fund’s tax year end.
[3] Specified losses incurred from November 1, 2017 through December 31, 2017.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

40	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee for the Fund was 0.1595%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $125,000,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $116,000,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $105,391,781 and 1.77%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

NUVEEN	41

Notes to Financial Statements (continued)

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $108,758,416. During the current fiscal period, the Fund earned Rehypothecation Fees of $51,941, which is recognized as “Other income” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

42	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JTD
% DRD	79.4%
% QDI	100.0%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	43

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Blended Index: The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, 3) 12.5% of the return of the BofA/Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 12.5% of the return of the BofA/Merrill Lynch Fixed Rate Preferred Index, which consists of taxable, fixed rate, U.S. Dollar denominated investment grade, preferred securities listed on a U.S. exchange. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

44	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	45

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

NUVEEN	47

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

48	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

NUVEEN	49

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-G-1217D        427222-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$27,150	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$26,375	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$0	$0	$0	$0
December 31, 2016	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Nuveen Asset Management, LLC (“Nuveen Asset Management”) and Santa Barbara Asset Management (“Santa Barbara”) (NWQ, Nuveen Asset Management and Santa Barbara are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Nuveen Asset Management, LLC (Nuveen Asset Management) and Santa Barbara Asset Management, LLC (“Santa Barbara”) as Sub-Advisers to provide discretionary investment advisory services; (NWQ, Nuveen Asset Management and Santa Barbara are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Mr. Keith Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. David Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2017, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type							(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	8	$2.59 billion	0	$0	3		$30 million	N/A	N/A	N/A
David Friar	6	$2.06 billion	0	$0	7		$576 million	N/A	N/A	N/A
					1	*	$150 million

*Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Thomas J. Ray, CFA, Managing Director, Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management, LLC; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director and Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan where she managed multi-sector and multi-currency fixed income portfolios with responsibility for over $1.8 billion in assets under management. Prior to that, she was a currency exchange associate at Fleet National Bank in Singapore covering Asian, Euro, and other major currencies.

Susi earned her B. Comm. in Finance from the University of British Columbia and received her M.B.A. in Finance at the Marshall School of Business at the University of Southern California. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts. She also earned her Financial Risk Manager designation in 2003.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the Fund, Mr. Ray and Ms. Budiman are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2017 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts		Assets		Number of Accounts with Performance- Based fees	Assets of Accounts with Performance- Based Fees
Thomas Ray	Registered Investment Companies	7		$2.12 billion		0	0
	Other Pooled Investment Vehicles	2		$385 million		0	0
	Other Accounts	1618	*	$1.07 billion	*	0	0

Susi Budiman	Registered Investment Companies	3		$1.49 billion		0	0
	Other Pooled Investment Vehicles	2		$385 million		0	0
	Other Accounts	1613	**	$987 million	**	0	0

*includes approximately $220 million in model-based and other non-discretionary assets as of 12/31/17

**includes approximately $207 million in model-based assets as of 12/31/17

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s Executive Committee. Total compensation (TC) consists of both a base salary and annual variable compensation composed of a cash bonus and deferred compensation. TC can be a multiple of the base salary.

NWQ annually benchmarks TC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total compensation levels to ensure it remains competitive.

To further strengthen our incentive compensation package and to create an even stronger alignment with clients and the long-term success of the firm, NWQ has implemented a long-term incentive program. The annual bonus pool for NWQ is tied first and foremost to investment performance, along with considerations for flows, revenue and firm discretion.

Individual bonuses out of that pool, including the Investment Team, are based primarily on the following:

•	Overall performance of client portfolios

•	For NWQ’s analysts, objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

In addition, a portion of annual bonuses will be deferred and tied to Nuveen’s long-term performance.

Lastly, key individuals have received retention long-term performance compensation that will vest in five years. The program is designed to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.

Item 8(a)(4).	OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas Ray	X
Susi Budiman	X

Santa Barbara

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

James R. Boothe, CFA, Chief Investment Officer and Portfolio Manager

Mr. James R. Boothe, CFA, joined Santa Barbara Asset Management in 2002. Prior to joining the firm, Mr. Boothe was a Portfolio Manager and an Industrials Analyst at USAA. Preceding this, he worked at San Juan Asset Management as a Portfolio Manager and Analyst. Mr. Boothe received a B.B.A. from Kent State University and an M.B.A. in Finance from Loyola Marymount University. Mr. Boothe holds the Chartered Financial Analyst designation..

Item 8(a)(2).	OTHER ACCOUNTS MANAGED

In addition to managing a portion of the Fund, Mr. Boothe is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2017 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets		Number of Accounts with Performance- Based fees	Assets of Accounts with Performance- Based Fees
James Boothe	Registered Investment Companies	5	$3.14 billion		0	0
	Other Pooled Investment Vehicles	1	$129 million		0	0
	Other Accounts	4,671	$8.19 billion	*	1	$102 million

* includes approximately $6.5 billion in model-based assets as of 12/31/17.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account. Santa Barbara seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•

With respect to many of its clients’ accounts, Santa Barbara determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Santa Barbara may be limited by the client with respect to the selection of brokers when the client instructs Santa Barbara to direct trades through a particular broker. Santa Barbara aggregates client orders at the broker level in accordance with a client’s brokerage instruction and executes orders utilizing a broker rotation schedule which sequences discretionary trades, client directed trades by broker, and wrap-fee trades including UMA trades.

•	Finally, the appearance of a conflict of interest may arise where Santa Barbara has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. Santa Barbara periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

Santa Barbara has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Annual compensation consists of both a base salary and bonus that can be a multiple of the base salary. Additionally the portfolio managers participate in a long-term incentive program, as noted below. Annual bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio managers’ contribution as measured by the overall investment performance of client portfolios managed, relative to the strategy’s general benchmark for one, three and five-year periods, as applicable. .

Santa Barbara has provided all employees with a meaningful opportunity to participate in the success of the firm through participation in an equity incentive program. Participants in the program receive profits interests, which vest over time. Holders of profits interests are entitled to receive a percentage of Santa Barbara’s annual profits and will participate in the growth of the overall value of Santa Barbara. The plan was put in place to retain talented employees and create an even stronger alignment to the long term success of the firm and Santa Barbara’s clients. Specific details regarding Santa Barbara’s equity program are proprietary and confidential.

Finally, Santa Barbara relies on Nuveen’s annual participation in the McLagan compensation survey to regularly benchmark employee salaries, bonus, and total cash levels to ensure it remains competitive.

Item 8(a)(4).	OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Boothe	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018